UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2012

DATARAM CORPORATION

(Exact name of registrant as specified in charter)

New Jersey	1-8266	22-18314-09
State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Route 571, P. O. Box 7258, Princeton, NJ		08543-7528
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (609) 799-0071

___________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to Vote of Security Holders.

On September 27, 2012, Dataram held its Annual Meeting of Shareholders. At that meeting, the Shareholders elected Directors for an annual term and ratified the selection of J.H. Cohn LLP as the Company’s Independent Registered Public Accounting Firm. The results of that voting are as follows:

1. Election of Directors. The votes were received as follows:

			BROKERS’
	FOR	WITHHELD	NONVOTES

Thomas A. Majewski	1,869,549	415,804	5,742,397
John H. Freeman	1,850,908	434,445	5,742,397
Roger C. Cady	1,864,264	421,089	5,742,397
Rose Ann Giordano	1,865,658	419,695	5,742,397

2. Ratification of Independent Registered Public Accounting Firm:

			BROKERS’
FOR	AGAINST	ABSTAIN	NONVOTES

7,345,178	560,302	122,270	0

All directors were re-elected by a majority of the votes cast. The Company’s selection of accountants was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATARAM CORPORATION

Date: September 28, 2012	By:	/s/ MARC P. PALKER
Marc P. Palker
Chief Financial Officer